TAXES ON INCOME	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 7      -   TAXES ON INCOME

A.	Taxation under Various Laws

(i)	The Company is assessed for tax purposes on an unconsolidated basis. The Company is assessed under the provisions of the Israeli Income Tax Ordinance.

(ii)	“Approved Enterprise”

The Company has been granted "Approved Enterprise" status in two separate programs under the Law for the Encouragement of Capital Investments, 1959, as amended. Under this law, income attributable to each of these enterprises is fully exempt from tax for two years, commencing with the first year in which such enterprise generates taxable income, and is entitled to a reduced tax rate for a further eight years, respectively. The expiration date of the period of benefits is limited to the earlier of twelve years from commencement of production or fourteen years from the date of the approval. As of December 31, 2014, the period of benefits had not yet commenced.

Income derived from sources other than the "Approved Enterprise" is taxable at the ordinary corporate tax rate of 25% in 2012 (regular "Company Tax"). The regular Company Tax rate in 2015 was 26.5% and starting 2016 and thereafter is expected to be 25%.

In the event of a distribution of cash dividends to the Company’s shareholders of earnings subject to the tax-exemption, the Company will be liable to tax at a rate of 25% of the amounts of dividend distributed.

B.	Reconciliation of Income Taxes

The following is a reconciliation of the taxes on income assuming that all income is taxed at the ordinary statutory corporate tax rate in Israel and the effective income tax rate:

	Year ended December 31,
	2 0 1 5	2 0 1 4	2 0 1 3
	(in thousands)
Net profit (loss) as reported in the
statements of operations	$42	$(264)	$(305)
Statutory tax rate	26.5%	26.5%	25%
Income Tax under statutory tax rate	$11	$(70)	$(76)

Less full valuation allowance	(11)	70	76

Actual income tax	$-	$-	$-

C.	Deferred Taxes

Under ASC 740-10 deferred tax assets are to be recognized for the anticipated tax benefits associated with net operating loss carry forwards and deductible temporary differences, unless it is more likely than not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance.

Since the realization of the net operating loss carry forwards and deductible temporary differences is less likely than not, a valuation allowance has been established for the full amount of the tax benefits.

Tax loss carry forwards of the Company are $206 million (NIS 722 million) for December 2013, $186 million (NIS 723 million) for December 2014 and expected to be $185 million (NIS 723 million) for December 2015. This loss is unlimited in duration, denominated in nominal NIS.

D.	Tax Assessments

The Company has not received final tax assessments for income tax purposes since incorporation. However, according to Israeli tax laws assessments considered final until and including the year ended in 2011.